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                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                      AMENDMENT NO. 1 TO FORM 8-K
                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  June 29, 1995



                          EMERGENT GROUP, INC.
         (Exact name of registrant as specified in its charter)



    South Carolina                     0-8909                  57-0513287
(State of other juris-              (Commission               (IRS Employer
diction of incorporation)           File Number)         Identification Number)


Suite 750, 15 South Main Street, Greenville, South Carolina          29601
      (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (803) 235-8056




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        The  Current Report on Form 8-K dated July 13, 1995 is amended to include the following information with respect to Item 7 thereof.


Item 7. Financial Statements and Exhibits

     (a) Financial Statements of the Businesses Acquired. Not applicable.

     (b) Pro Forma Financial Information. Pro forma consolidated balance sheet and income statement information at and for the period ended June 30, 1995 is not required because such information was included in balance sheet information contained in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995.

        A pro forma consolidated statement of income for the year ended December 31, 1994 is attached hereto as Annex A.


        Except for the amendment to Item 7, the above-referenced Form 8-K remains unchanged.



                                   2

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                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EMERGENT GROUP, INC.


October 10, 1995           By:     /s/
                                   Robert S. Davis
                                   Vice President and Chief Financial Officer



                                   3

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                          EMERGENT GROUP, INC.

         PRO FORMA CONSOLIDATED STATEMENT OF INCOME (Unaudited)
                      YEAR ENDED DECEMBER 31, 1994




                                                                                         Pro Forma
                                                                   Historical           Adjustments                   Pro Forma

                                                                   ----------(In Thousands, Except Per Share Amounts)----------

                       REVENUES

Interest and finance charges                                        $10,988               ($124) (a)                  $10,864
Gain on sale of loans                                                 4,007                  906 (b)                   $4,913
Realized gain on investment sales                                     1,595                                            $1,595
Mortgage banking revenue                                                848                                              $848
Apparel manufacturing sales                                          10,653                                           $10,653
Transportation                                                        1,317                                            $1,317
Gain on sale of subsidiary                                              585                                              $585
Gain on disposal of fixed assets                                      2,200                                            $2,200
Proceeds of life insurance                                            1,250                                            $1,250
Other income                                                          1,122                                            $1,122
                                                                     34,565                  782                       35,347


                       EXPENSES
Interest                                                              6,376                (401) (c)                   $5,975
Provision for credit losses                                           1,079                                            $1,079
Provision for loss on real estate and                                                                                      $0
  personal property held for sale                                     1,662                                            $1,662
Cost of apparel manufacturing sales                                   6,742                                            $6,742
Transportation                                                          701                                              $701
Provision for devaluation of investment in                                                                                 $0
  subsidiary                                                          2,100                                            $2,100
Selling, general and administrative                                  11,615                  142 (d)                  $11,757
Other expense                                                         1,188                                            $1,188
                                                                     31,463                (259)                       31,204

    NET INCOME BEFORE INCOME TAXES
        AND MINORITY INTEREST                                         3,102                1,041                        4,143

Provision for Federal and state income tax
  Current                                                               494                   52 (e)                     $546
  Deferred                                                              263                                              $263
                                                                        757                   52                          809

    NET INCOME BEFORE MINORITY
        INTEREST                                                      2,345                  989                        3,334


Minority interest in earnings of subsidiaries                           (7)                                               (7)

    NET INCOME                                                       $2,338                 $989                       $3,327

Net income per share of common stock                                  $0.23                                             $0.45

Computed on the weighted average number
    of shares issued                                             10,033,100                                        10,033,100


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                          EMERGENT GROUP, INC.
    NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME (Unaudited)
                      YEAR ENDED DECEMBER 31, 1994


   The pro forma consolidated statement of income for the year ended December 31, 1994 has been adjusted to assume that the issuance and sale of the undivided ownership interest in certain unguaranteed interests in a pool of loans partially guaranteed to Emergent Business Capital, Inc, a wholly owned subsidiary of the Company, by the U. S. Small Business Administration occurred as of January 1, 1994. The following adjustments have been made:

     (a) To record the reduction in interest income as a result of the issuance and sale of the Certificates and the offsetting increase in interest income from the cash remaining after payoff of all bank debt by Emergent Business Capital, Inc. and affiliated companies.

             Interest income reduction           $(528)
             Interest income increase              404
                                                 $(124)


     (b) To record the recognition of income deferred at the origination of the loan included in the pooling of loans issued and sold as the Certificates.


     (c) To record the reduction in interest expense resulting from the payoff of bank debt as a result ot the cash received from the issuance and sale of the Certificates.

     (d) To record the placement agency fees and expenses associated with the issuance and sale of the Certificates.

     (e) To record the income tax effect, net of net operating loss carryforward, of the additional net income recorded as a result of the issuance and sale of the Certificates.